                                                                    Exhibit 10.1
                                                                    ------------

                         AMENDMENT TO CREDIT AGREEMENT



     THIS AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated August 15,
                                               ---------
2001, is among SONIC AUTOMOTIVE, INC., a Delaware corporation, (the "Borrower")
                                                                     --------
FORD MOTOR CREDIT COMPANY, a Delaware corporation, ("Ford Credit") CHRYSLER
                                                     -----------
FINANCIAL COMPANY, L.L.C., a Michigan limited liability company, ("Chrysler
                                                                   --------
Financial"), TOYOTA MOTOR CREDIT CORPORATION, a California corporation ("Toyota
---------                                                                ------
Credit"), and the other Lenders from time to time party hereto, and Ford Credit,
------
as administrative agent and collateral agent (in such capacity and together with any Successor Agent appointed pursuant to Article VII of the Original Agreement (as defined herein), the "Agent") for the Secured Parties.
                          -----

     WHEREAS, on August 10, 2000 Ford Credit and Chrysler Financial made a loan (the "Original Loan") to Borrower in the principal amount of $500,000,000.00,
      -------------
pursuant to the terms of that certain Credit Agreement dated as of August 10, 2000 (the "First Agreement"); and
           ---------------

     WHEREAS, Borrower requested an increase of the Original Loan to the amount of $600,000,000.00 (the "Increase;" and together with the Original Loan, the
                         --------
"Loan"), and in order to accommodate Borrower's request for the Increase, Toyota
 ----
Credit joined Ford Credit and Chrysler Financial as a Lender under the Loan pursuant to the terms of that certain Amended and Restated Credit Agreement dated as of June 20, 2001 (the First Agreement as amended by the Amended and Restated Credit Agreement is referred to as the "Original Agreement"); and
                                                 ------------------

     WHEREAS, Borrower has requested that Ford Credit agree for a period of three (3) years, with respect to a certain portion of the Loan, to convert Borrower's obligation to pay interest to a fixed rate of interest as more specifically described herein, from the Applicable LIBOR Rate (as defined in the Original Agreement) (such change in interest obligations is referred to herein as the "Conversion").
        ----------

     WHEREAS, Ford Credit has consented to the Conversion, subject to the terms of this Amendment.

     NOW THEREFORE, The parties hereto agree that the Original Agreement is hereby amended as follows and that effective as of the date of this Amendment, the terms of the Original Agreement are amended in accordance herewith:

     NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Original Agreement is hereby amended as follows:

     1. Except as modified herein, all capitalized terms shall have the meanings set forth in the Original Agreement. The amendments contained herein will be deemed effective as of August 15, 2001.

     2. The definition of Applicable LIBOR Rate as set forth in the Original Agreement is hereby restated in its entirety to read as follows:

     "Applicable Rate" means (i) from August 15, 2001 to and including August
      ---------------
     14, 2004, with respect to the lesser of (a) that portion of Ford Credit's Ratable Share of the aggregate principal amount of all Advances, equal to $75,000,000.00, and having been advanced as of the earliest dates, and (b) Ford Credit's Ratable Share of the Advances outstanding from time to time (either such amount, as the case may be, is referred to as the "Fixed
                                                                     -----
     Sum"), the rate of seven and twenty three hundredths percent (7.23%) per
     ---
     annum (such fixed rate of interest is referred to herein as the "Fixed
                                                                      -----
     Rate"); and (ii)  with respect to all Advances outstanding in excess of the
     ----
     Fixed Sum, and with respect to the Fixed Sum from and after August 15, 2004, the LIBOR Rate plus two and fifty hundredths percent (2.50%) per annum (such variable rate of interest is referred to herein as the "Variable Rate")."
      -------------

     3.   The following definitions are hereby added to the Original Agreement:

     "Breakage Fees" means any and all fees incurred by Lender in connection
      -------------
     with a prepayment made under the Related Borrowing, it being understood that if Borrower makes a prepayment pursuant to section 2.2 (A) hereof which results in Ford Credit's Ratable Share of the principal balance of the Advances being reduced to less than $75,000,000.00, Ford Credit will make a prepayment under the Related Borrowing in an amount equal to the difference between $75,000,000.00 and the Ford Credit's Ratable Share of the principal balance of the Advances after taking into account such prepayment."

     "Related Borrowing" means Ford Credit's borrowing of $75,000,000.00 from
      -----------------
     investors, which borrowing was made solely for the purpose of acquiring funds to advance to Borrower at the Fixed Rate pursuant to the terms of this Agreement."

     4. Section 2.1 (A) of the Original Agreement is hereby restated in its entirety as follows:

          (A)   Making Advances.    Upon satisfaction of the conditions
                ---------------
precedent set forth in Sections 3.1 and 3.2, from and including the Effective
                       ------------     ---
Date of this Agreement and prior to the Termination Date, Agent will (on behalf of each Lender) on the terms and conditions set forth in this Agreement, make Advances to the Borrower from time to time, in Dollars, in an amount not to exceed the Revolving Credit Availability at such time; provided, however, at no
                                                       --------  -------
time shall the Revolving Credit Obligations exceed the Commitment at such time. Subject to the terms of this Agreement, the Borrower may borrow, repay and re-borrow Advances at any time prior to the Termination Date. The Borrower shall repay in full the outstanding principal balance of each Advance on or before the Termination Date. Agent may make Advances (on behalf of each Lender) in reliance upon the agreement of each Lender to make available to Agent funds required to perform the accounting as described in the following Section 2.1
                                                                 -----------
(B), unless all
---

Lenders will have jointly decided, as provided for in Section 8.1 hereof, to
                                                      -----------
terminate or suspend their obligations to make Advances hereunder. Borrower acknowledges that with respect to the Fixed Sum, Ford Credit has borrowed $75,000,000.00 from its investors, in order to facilitate advancing such amount to Borrower at the Fixed Rate.

      5. Section 2.1 (B) (1) (b) of the Original Agreement is hereby restated in its entirety as follows:

          (b) No later than 12:00 noon (Eastern Standard Time) on the first Business Day following a Payment Date upon which Agent has received payment in full from Borrower of the amount required pursuant to Section
                                                                       -------
      2.9 (b)(ii) hereof (each such date being referred to herein as an
      -----------
      "Interest Reconciliation Date"), Agent will make remittance to each Lender
       ----------------------------
      (via wire transfer, pursuant to wire transfer instructions provided to Agent by each Lender in writing from time to time) of each such Lender's Ratable Share of the Interest Due Lenders (it being understood that with respect to all Lenders other than Ford Credit, such Interest Due Lenders will be calculated and remitted at the Variable Rate only and no portion thereof will be calculated or remitted at the Fixed Rate); provided,
                                                                 --------
      however that the Administration Fee due to Agent (pursuant to Section 2.13
      -------                                                       ------------
      hereof) for the month immediately preceding such Interest Reconciliation Date will be netted out of the Interest Due Lenders and be maintained by Agent for the benefit of Agent; and

      6. Section 2.2 (A) of the Original Agreement is hereby restated in its entirety as follows:

      "2.2 (A) Optional Payments.  The Borrower may from time to time repay or
               -----------------
      prepay, all or any part of outstanding Advances; provided, however, that
                                                       --------  -------

          (i) the Borrower may not so prepay Advances unless it shall have provided notice to Agent of such prepayment by 12:00 noon on the day such payment will be made, and the amount of such prepayment is not less than $500,000.00; and

          (ii) if, prior to August 15, 2004, Borrower prepays the principal balance of the Advances such that Ford Credit's Ratable Share of the principal balance of the advances is reduced to less than $75,000,000.00, then in addition to paying interest on such amounts being prepaid through the day of prepayment, Borrower must also pay to Ford Credit the full amount of the Breakage Fees. The payment of such Breakage Fees must be made at the same time as the prepayment and in the manner described in Section
                2.7 hereof."

      7. All references to "Applicable LIBOR Rate" in Sections 2.4, 2.6, 2.7 and 2.14 of the Original Agreement are hereby amended to read the "Applicable Rate."

      8. Borrower hereby reaffirms each representation and warranty made in the Original Agreement and represents that no Event of Default or Unmatured Default exists.

      9. The security interest granted by Borrower to Lender under the Borrower Security Agreement and the terms and conditions of the Borrower Security Agreement shall apply equally to the indebtedness evidenced by the Note, and the covenants of the Borrower Security Agreement and the Original Agreement, as amended by this Amendment shall remain in full force and effect until the Principal Balance (as defined in the Notes) of each of the Notes and interest thereon is paid in full and all of the obligations of Borrower to Lender under the Original Agreement, as amended, and the Notes are fully performed and observed. Except as otherwise amended in this Amendment, the terms and conditions of the Agreement shall remain in full force and effect in accordance with the provisions thereof. Furthermore, Borrower hereby reaffirms its obligations under the Borrower Guaranty.


     IN WITNESS WHEREOF, the Borrower, the Agent and each Lender have executed this Agreement as of the date first above written.


                              SONIC AUTOMOTIVE, INC.,
                              as the Borrower



                              By:  /s/ Theodore M. Wright
                                   ----------------------
                              Name:  Theodore M. Wright
                              Title: Vice President

                              Address:
                              6415 Idlewild Road
                              Suite 109
                              Charlotte, North Carolina 28212
                              Attention: Theodore M. Wright
                              Telephone No.:  (704) 566-2400
                              Facsimile No.:  (704) 566-6031



                         [SIGNATURE PAGE TO AMENDMENT]

                              FORD MOTOR CREDIT COMPANY,
                              as Lender, and as Agent



                              By:  /s/ W. J. Beck IV
                                   ---------------------
                              Name:  W. J. Beck, IV
                              Title:  National Account Manager

                              Address:
                              6302 Fairview Road
                              Suite 500
                              Charlotte, North Carolina 28210
                              Attention: Branch Manager
                              Telephone No.:  (704) 442-0371
                              Facsimile No.:  (704)  442-1909



                         [SIGNATURE PAGE TO AMENDMENT]

                              CHRYSLER FINANCIAL COMPANY, LLC,
                              as Lender



                              By: /s/ R. D. Knight
                                  --------------------

                              Name:  R. D. Knight

                              Title:  Vice President of Credit

                              Address:
                              27777 Franklin Road, 18th floor
                              Southfield, MI  48034-8286
                              Attention:  Michele Nowak
                              Telephone No.:  (248) 948-4860
                              Facsimile No.:  (248) 948-3848



                         [SIGNATURE PAGE TO AMENDMENT]

                              TOYOTA MOTOR CREDIT CORPORATION, as Lender


                              By:  /s/ Tom Brubaker
                                   --------------------
                              Name: Tom Brubaker
                              Title:  National Accounts Development Manager

                              Address:
                              19001 South Western Avenue
                              Torrance, California 90501
                              Attention: Tom Brubaker
                              Telephone No.:  (310) 468-3756
                              Facsimile No.:  (310) 468-3501



                         [SIGNATURE PAGE TO AMENDMENT]

                           REAFFIRMATION OF GUARANTY


                                         Date:  August 15, 2001



     The undersigned guarantors (collectively, the "Guarantor") confirms and
                                                    ---------
restates Guarantor's liabilities, obligations and agreements under the guaranty or guaranties by the undersigned of the indebtedness and obligations of SONIC AUTOMOTIVE, INC., a Delaware corporation, ("Borrower") to the Lenders and the
                                            --------
Agent, under the Credit Agreement dated as of August 10, 2000, as amended by that certain Amended and Restated Credit Agreement dated as of June 20, 2001 (the "Agreement"), as amended by the Amendment to Credit Agreement (the
      ---------
"Amendment") to which this Reaffirmation of Guaranty is attached, and
 ---------
acknowledges and agrees that every right, power and remedy of Lender thereunder is in full force and effect, including without limitation, such right, powers and remedies relating to the Agreement, as amended, and the payment of the indebtedness and the performance of the obligations thereunder. Without limiting the foregoing, Guarantor intends by execution and delivery of this Reaffirmation of Guaranty to absolutely, irrevocably and unconditionally reaffirm Guarantor's guaranty to Lender and Agent of (i) the due and punctual payment of the indebtedness due and payable under the Agreement, as amended, and
(ii) the performance by Borrower of the obligations under the Agreement. Guarantor acknowledges and declares that Guarantor has no defense, claim, charge, plea or set-off whatsoever in law or equity against the Lender, the Agent, the guaranty or guaranties, the Agreement, the Amendment, or any other instrument or document executed by Guarantor or Borrower in connection with the Agreement, or the Amendment. Guarantor waives and releases any and all defenses which might accrue to Guarantor by the execution of the Amendment.

     Guarantor has executed this Reaffirmation of Guaranty of the date first above written.

                              each of the entities listed on the remainder of this page and on the following three pages


                              By: /s/ Theodore M. Wright        (SEAL)
                                  ------------------------------

                              Name: Theodore M. Wright

                              Title:  Vice President

                              SONIC - MONTGOMERY FLM, INC.,
                              COBB PONTIAC-CADILLAC, INC.,
                              ROYAL MOTOR COMPANY, INC.,
                              CAPITAL CHEVROLET AND IMPORTS, INC.,
                              SONIC AUTOMOTIVE - 21699 U.S. HWY 19 N., INC., HMC FINANCE ALABAMA, INC.

                              SONIC AUTOMOTIVE OF GEORGIA, INC.,
                              SONIC AUTOMOTIVE 5260 PEACHTREE
                                    INDUSTRIAL BLVD., LLC,
                              FRONTIER OLDSMOBILE-CADILLAC, INC.,
                              MARCUS DAVID CORPORATION,
                              SONIC AUTOMOTIVE - 9103 E.
                                    INDEPENDENCE, NC, LLC,
                              SONIC CHRYSLER-PLYMOUTH-JEEP, LLC,
                              SONIC DODGE, LLC,
                              TOWN AND COUNTRY FORD,  INCORPORATED,
                              SONIC AUTOMOTIVE-3700 WEST BROAD
                                    STREET, COLUMBUS, INC.,
                              SONIC AUTOMOTIVE-1455 AUTOMALL DRIVE,
                                    COLUMBUS, INC.,
                              SONIC AUTOMOTIVE-1495 AUTOMALL DRIVE,
                                    COLUMBUS, INC.,
                              SONIC AUTOMOTIVE-4000 WEST BROAD
                                    STREET, COLUMBUS, INC.,
                              SONIC AUTOMOTIVE-1500 AUTOMALL
                                    DRIVE, COLUMBUS, INC.,
                              SONIC AUTOMOTIVE-1400 AUTOMALL DRIVE, COLUMBUS,
                                    INC.,
                              FORT MILL CHRYSLER-PLYMOUTH-DODGE,  INC.,
                              SONIC AUTOMOTIVE 2752 LAURENS RD., GREENVILLE,
                                    INC.,
                              SONIC AUTOMOTIVE 2424 LAURENS RD., GREENVILLE,
                                    INC.,
                              TOWN AND COUNTRY CHRYSLER-PLYMOUTH-JEEP OF ROCK
                                    HILL, INC.,
                              SONIC AUTOMOTIVE OF CHATTANOOGA, LLC,
                              SONIC AUTOMOTIVE OF NASHVILLE, LLC,
                              SONIC AUTOMOTIVE - 6025
                                    INTERNATIONAL DRIVE, LLC,
                              TOWN AND COUNTRY CHRYSLER-PLYMOUTH-JEEP, LLC, TOWN AND COUNTRY DODGE OF
                                    CHATTANOOGA, LLC,
                              TOWN AND COUNTRY JAGUAR, LLC,
                              TOWN AND COUNTRY FORD OF CLEVELAND, LLC,
                              SONIC - 2185 CHAPMAN RD., CHATTANOOGA, LLC,

                              SONIC OF TEXAS, INC.,
                              SONIC - WILLIAMS IMPORTS, INC.,
                              SONIC - WILLIAMS BUICK, INC.,
                              SONIC - WILLIAMS CADILLAC, INC.,
                              SONIC - WILLIAMS MOTORS, LLC,
                              SONIC - NEWSOME CHEVROLET WORLD, INC.,
                              SONIC - NEWSOME OF FLORENCE, INC.,
                              SONIC - CLASSIC DODGE, INC.
                              SONIC - ROCKVILLE MOTORS, INC.,
                              SONIC - ROCKVILLE IMPORTS, INC.,
                              SONIC - MANHATTAN WALDORF, INC.,
                              SONIC - MANHATTAN FAIRFAX, INC.,
                              SONIC - NORTH CHARLESTON, INC.,
                              SONIC AUTOMOTIVE - 5585 PEACHTREE
                                    INDUSTRIAL BLVD., LLC,
                              SONIC - NORTH CHARLESTON DODGE, INC.,
                              VILLAGE IMPORTED CARS, INC.,
                              FIRSTAMERICA AUTOMOTIVE, INC.,
                              FA SERVICE CORPORATION,
                              FAA AUTO FACTORY, INC.,
                              FAA BEVERLY HILLS, INC.,
                              FAA CAPITOL N, INC.,
                              FAA CONCORD H, INC.,
                              FAA CONCORD N, INC.,
                              FAA CONCORD T, INC.,
                              FAA DEALER SERVICES, INC.,
                              FAA DUBLIN N, INC.,
                              FAA MARIN D, INC.,
                              FAA POWAY D, INC.,
                              FAA POWAY G, INC.,
                              FAA SAN BRUNO, INC.,
                              FAA SERRAMONTE H, INC.,
                              FAA SERRAMONTE L, INC.,
                              FAA SERRAMONTE, INC.,
                              FAA STEVENS CREEK, INC.,
                              FAA WOODLAND HILLS VW, INC.,
                              SMART NISSAN, INC.,
                              FAA TORRANCE CPJ, INC.,
                              FAA DUBLIN VWD, INC.,
                              KRAMER MOTORS INCORPORATED,
                              FAA SANTA MONICA V, INC.,
                              FAA LAS VEGAS H, INC.,
                              L DEALERSHIP GROUP, INC.,
                              WINDWARD, INC.,
                              AUTOBAHN, INC.,
                              SONIC - STEVENS CREEK B, INC.,
                              FAA HOLDING CORP.,
                              FRANCISCAN MOTORS, INC.,
                              SANTA CLARA IMPORTED CARS, INC.,

                              STEVENS CREEK CADILLAC, INC.,
                              FAA MARIN F, INC.,
                              FAA POWAY H, INC.,
                              FAA POWAY T, INC.,
                              FAA MARIN LR, INC.,
                              SONIC-RIVERSIDE, INC.,
                              SONIC-GLOVER, INC., and
                              RIVERSIDE NISSAN, INC.,
                              SPEEDWAY CHEVROLET, INC.
                              FORT MILL FORD, INC.,
                              FREEDOM FORD, INC.,
                              SONIC AUTOMOTIVE - CLEARWATER, INC.,
                              SONIC AUTOMOTIVE COLLISION CENTER OF CLEARWATER,
                                   INC.,
                              SONIC AUTOMOTIVE - 1919 N. DIXIE HWY., NSB, INC., SONIC AUTOMOTIVE - 1307 N. DIXIE HWY., NSB, INC., SONIC AUTOMOTIVE- 1720 MASON AVE., DB,
                                   INC.,
                              SONIC AUTOMOTIVE - 3741 S. NOVA RD., PO, INC., SONIC AUTOMOTIVE 241 RIDGEWOOD AVE., HH, INC., SONIC AUTOMOTIVE - 6008 N. DALE MABRY, FL, INC., SONIC AUTOMOTIVE OF NEVADA, INC.,
                              SONIC AUTOMOTIVE OF TENNESSEE, INC.,
                              SONIC AUTOMOTIVE - BONDESEN, INC.,
                              SONIC - LLOYD PONTIAC - CADILLAC, INC.,
                              SONIC - LLOYD NISSAN, INC.,
                              SONIC - SUPERIOR OLDSMOBILE, LLC,
                              SONIC - SHOTTENKIRK, INC.,
                              SONIC - INTEGRITY DODGE LV, LLC,
                              SONIC - VOLVO LV, LLC,
                              SONIC - FM AUTOMOTIVE, LLC,
                              SONIC - FM, INC.,
                              SONIC - FM VW, INC.,
                              SONIC - FM NISSAN, INC.,
                              SONIC - FREELAND, INC., and
                              SONIC AUTOMOTIVE - 1720 MASON AVE., DB, LLC
                              SONIC AUTOMOTIVE SERVICING COMPANY, LLC
                              SONIC AUTOMOTIVE F & I, LLC
                              SONIC - RIVERSIDE AUTO FACTORY, INC.

                              TRANSCAR LEASING, INC.
                              SONIC AUTOMOTIVE - 2490 SOUTH LEE
                                   HIGHWAY, L.L.C.
                              FAA CAPITOL F, INC.,
                              SONIC - LAS VEGAS C EAST, LLC,
                              SONIC - LAS VEGAS C WEST, LLC,
                              SONIC - CAPITOL CHEVROLET, INC.
                              SONIC  - LAS VEGAS C EAST, LLC
                              SONIC DEVELOPMENT, LLC




                  [Remainder of page intentionally left blank]

                              SONIC AUTOMOTIVE OF TEXAS, L.P.,
                              SONIC AUTOMOTIVE-4701 I-10 EAST,
                                    TX, L.P.,
                              SONIC AUTOMOTIVE - 3401 N. MAIN, TX, L.P.,
                              SONIC AUTOMOTIVE - 5221 I-10 EAST, TX, L.P.,
                              SONIC - SAM WHITE NISSAN, L.P.,
                              SONIC - LUTE RILEY, L.P.,
                              SONIC - READING, L.P., and
                              SONIC - CAMP FORD, L.P.,
                              SONIC - DALLAS AUTO FACTORY, L.P.
                              SONIC-FORT WORTH T, L.P.,
                              PHILPOTT MOTORS, LTD.
                              SONIC - RICHARDSON F, L.P.
                              SONIC - CARROLLTON V, L.P.
                              SONIC - HOUSTON V, L.P.



                              By:  Sonic of Texas, Inc., a Texas
                                   corporation, as General Partner



                                By: /s/ Theodore M. Wright        (SEAL)
                                    -----------------------------
                                    Name:  Theodore M. Wright
                                    Title:  Vice President



                              SONIC PEACHTREE INDUSTRIAL BLVD., L.P., and
                              SONIC - GLOBAL IMPORTS, L.P.



                              By:   Sonic Automotive of Georgia, Inc.,
                                    a Georgia corporation, as General Partner



                               By:  /s/ Theodore M. Wright       (SEAL)
                                    ----------------------------
                                    Name:  Theodore M. Wright
                                    Title:  Vice President